Aerospace Analyst & Investor Meeting January 20, 2016

Forward-Looking Statement Forward-Looking Statement Any “forward-looking” statements contained herein, including, but not limited to, those relating to the Company’s business, financial condition or future results, involve risks and uncertainties, including, but not limited to, risks and uncertainties with respect to: the Company's leverage; liabilities imposed by the Company's debt instruments; market demand; competitive factors; supply constraints; material and energy costs; risks and uncertainties associated with intangible assets, including goodwill or other intangible asset impairment charges; technology factors; litigation; government and regulatory actions; the Company's accounting policies; future trends; general economic and currency conditions; various conditions specific to the Company's business and industry; the Company’s ability to integrate Allfast and attain the expected synergies, including that the acquisition is accretive; the Company’s ability to attain the Financial Improvement Plan targeted savings and free cash flow amounts; future prospects of the Company; and other risks that are detailed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements. Non-GAAP Financial Measures In this presentation, certain non-GAAP financial measures may be used. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure may be found in the earnings releases available on the Company’s website. Additional information is available at www.trimascorp.com under the “Investors” section. 2

Agenda • Opening Remarks – Dave Wathen • Aerospace Business Presentation – Tom Aepelbacher and Team ‒ TriMas Aerospace Overview ‒ Industry Overview ‒ Key Strategies – Growth and Margin Improvement ‒ Summary • Question and Answer Session • Allfast Facility Tour • Additional Discussion and Q&A 3

Opening Remarks

Vision, Core Values & Strategic Priorities VISION To be a trusted global leader in delivering innovative, engineered product solutions to our customers with superior quality, speed and value. Strategies in place to drive increased shareholder value and returns. 5

Business Overview

TriMas

(Dollars in millions; from continuing operations)

LTM 9/30/2015 Revenue: $894.7
Segment Operating Profit Margin[1]: ~15%

PACKAGING

Revenue: $337.2

Op. profit margin[1]: 24.1%



AEROSPACE

Revenue: $169.4

Op. profit margin[1]: 17.2%



ENERGY

Revenue: $204.2

Op. profit margin[1]: 1.0%



ENGINEERED COMPONENTS

Revenue: $183.8

Op. profit margin[1]: 14.1%



COMMON ATTRIBUTES ACROSS OUR BUSINESSES

- ✓ Proprietary, highly-engineered products
- ✓ Focused markets with leading market positions
- ✓ Strong brand names
- ✓ Barriers to entry include intellectual property and long-term customer contracts
- ✓ Well-established customer relationships (B2B)
- ✓ Opportunities for growth and margin expansion
- ✓ Strong cash flow generation and ROIC
- ✓ Management expertise

Market-leading businesses with higher margin profiles.

(1) Operating profit margin excludes "Special Items" and corporate expenses. Special Items are provided in the Appendices of the Company's Earnings Releases, as well as the Form 8-K filed on October 7, 2015 which provided annual and quarterly financial information for 2015, 2014 and 2013.

Note: All figures are last twelve months (LTM) as of September 30, 2015.

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Financial Overview • Positive end market trends include aircraft build rates, shift to composite aircraft and automated assembly • Organic and acquisition capital invested to broaden product portfolio and increase capacity • Margins recently impacted by costs related to acquisitions, new facilities and manufacturing ramp-up • Boeing supply chain programs have had unfavorable short-term impact • Lower demand from large distributors reducing inventory levels • Launched additional lean and productivity initiatives 19% By Revenue 21% By Operating Profit(1) [VALUE] [VALUE] [VALUE] [VALUE] $96 [VALUE] $169 2009 2010 2011 2012 2013 2014 LTM 9/30/15 Net Sales 32.7% 28.1% 27.3% 28.7% 23.9% ($ in millions) Net Sales & Operating Profit Margins(1) 15.2% Historical Financials 17.2% Segment Contribution (LTM 9/30/15) Significant opportunities for revenue growth and margin expansion. (1) Operating profit margin excludes “Special Items” and corporate expenses. Special Items are provided in the Appendices of the Company’s Earnings Releases, as well as the Form 8-K filed on October 7, 2015 which provided annual and quarterly financial information for 2015, 2014 and 2013. 7

TriMas Aerospace Overview

Team Introductions Keith Brunell Vice President Sales & Marketing Omar Honegger Vice President Engineering, Research & Technology Brian MacDonald General Manager Tom Aepelbacher President Brandon Perlich Division Finance Officer John Gonzalez General Manager & Vice President Operations Julius Uhlmann General Manager Jan Boulden Vice President Human Resources Built integrated and experienced team to drive future results. 9

Key Messages • Positive end market dynamics and trends • Market leader in multiple product areas – capabilities for growth in others • Leveraging broad product portfolio – expanded product portfolio provides scale at customers • Extensive product specification process and intellectual property create barriers to entry • Capturing acquisition synergies – growth and cost • Implemented TriMas Operating System (TOS) – operational efficiencies beginning to take hold TriMas Aerospace is well-positioned for growth and margin expansion. 10

TriMas Aerospace Overview

TriMas



1991
2012
2013
2014
2015
Boeing rolls out supplier programs (BASN/PFS)
October 1991
TriMas acquires Monogram Aerospace Fasteners
MONOGRAM AEROSPACE FASTENERS
August 2012
Collar facility opens
January 2013
Martinic Engineering acquisition
MARTINIC ENGINEERING
October 2013
Mac Fasteners acquisition
MAC FASTENERS
August 2014
New President Tom Aepelbacher
October 2014
Allfast Fastening Systems acquisition
ALLFAST FASTENING SYSTEMS
June 2015
Launches TriMas Aerospace
TRIMAS AEROSPACE
November 2015
Parker Hannifin facility acquisition

Significantly broadened product portfolio and increased capacity during the past three years – positioned for growth and margin expansion.

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• Launched TriMas Aerospace at Paris Airshow – combining four main brands of Monogram, Allfast, Mac Fasteners and Martinic Engineering into one offering • Built new team including aerospace fastener industry experts • Won Silver Supplier Award at Boeing and Supplier of the Year at Embraer • Signed long-term supply contracts with Spirit AeroSystems and Parker Hannifin • Improved on-time delivery performance (Monogram, Mac Fasteners and Martinic) • Implemented the TriMas Operating System (TOS), a lean-based continuous improvement system, at all sites • Commonized metrics, manufacturing systems, war rooms, meeting cadence and finance • Rolled-out Six Sigma at all sites; certified 12 green belts and two black belts • Invested in automation and machines to reduce cycle times • Integrated Allfast (acquired October 2014) and achieved synergy expectations to date 2015 was a busy, transitional year – laying the foundation for the future. TriMas Aerospace Overview 2015 Accomplishments 12

TriMas Aerospace Overview

TriMas

TriMas Aerospace™

One Company. One Culture. One Attitude.

Monogram Aerospace Fasteners (a TriMas company)

More than 125 years of manufacturing experience

Rotary Blind Bolts
Temporary Fasteners
Pin & Collar Fasteners
Collars
Screws
Tooling



OEM and distribution

Allfast® Fastening Systems

In business for nearly 50 years

Blind Rivets
Solid Rivets
Blind Bolts
Temporary Fasteners
Installation Tools





OEM and distribution

MAC Fasteners

In business for more than 25 years

Standard Screws
12-Point Bolts



Majority through distribution

Martinic Engineering™

In business for nearly 40 years

Complex machined-components for critical aircraft systems



Majority to Tier One suppliers

Broad product portfolio of established brands – leveraging one aerospace platform.

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TriMas Aerospace Overview

Approximate 2015 Net Sales:



Martinic
Mac Fasteners
[CATEGO RY NAME]
Allfast



Machined Compone nts
Temporar y Fasteners
Other
Rotary Blind Bolts
Pulled Blind Fasteners
Screws/Bo lts
Solid Rivets

Brand

- Acquired Martinic and Mac Fasteners in 2013 and Allfast in 2014
- In November 2015, acquired Tolleson, Arizona facility of Parker Hannifin, which manufactures complex machined parts
- Combination of businesses builds scale and importance with customers

Product

- Recent acquisitions substantially broadened product portfolio
- Full suite of fastener products creates more customer opportunity
- In process of obtaining qualifications to increase collar product sales (included in Other category)
- Machined components will show growth in 2016 as a result of the recent acquisition

Established platform for future growth and increased profitability.

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BRAND Allfast Fastening Systems Mac Fasteners Martinic Engineering Monogram Aerospace Fasteners TriMas Aerospace Overview Opportunities to expand with global customers. City of Industry, CA Stanton, CA Commerce, CA Tolleson, AZ Tempe, AZ Ottawa, KS Paris, AR Additional sales offices in Europe and Asia Asia Brazil Canada Europe U.S. Sales Breakdown by Geography Based on 2015 management estimates 15

Civil Militar y Long-term relationships with customers – provide superior quality and lead times to ensure positive customer feedback. Sales Breakdown Based on 2015 management estimates Key Customers TriMas Aerospace Overview OEM Distribu tion 16

TriMas Aerospace Overview

Value Proposition – Why Our Customers Buy Our Products

TriMas Aerospace

- Highly-engineered and superior products with intellectual property
- Broadened product portfolio provides scale at customers
- Experienced team focused on product development and continuous improvement
- Reputation for quality and best-in-class lead times

Brand	Product	Application	Value Proposition
Monogram Aerospace Fasteners (a TriMas company)	High Strength Blind Fasteners	Tight or one-sided access areas, composite control surfaces and structure	Proprietary automated fasteners reduce labor and provide installed cost savings
Allfast Fastening Systems	Blind Rivets	Thin skin assemblies	Responsive service, quality and convertibility to competitor standards
Allfast Fastening Systems	Solid Rivets	Fuselage skins and special fuel-sealing rivets for wings	Number one supplier of solid rivets, which offer the highest ratio of strength to cost
MAC Fasteners	Standard Screws and Bolts	Universal standards for interior, structure and skin locations	High volume and low price versus competing sources
Martinic Engineering™	Complex Machining and Assembly	Fluid systems and value-added assembly of critical components	Best large supplier in class versus numerous small shops in a complex supply chain

Increasing product portfolio breadth and size and has increased TriMas Aerospace's importance to customers.

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TriMas Aerospace Overview Solid Rivet Product Placement Blind Rivet Product Placement Wings 18

TriMas Aerospace Overview

TriMas

MONOGRAM AEROSPACE FASTENERS

a TriMas company

Blind Bolt Product Placement



Leading Edge
Composi-Lok®
Structural
OSI Bolt®
Clamping Tools
Wedgelock®
Vertical Tail Plane
Robotic Composi-Lok®
Nacelles
MAF Adjustable Pins
Composi-Lok®
Tail Cone
Composi-Lok®
Flaps, Ailerons
Composi-Lok®
Flaptracks
Visu-Lok®
Horizontal Tail Plane
Robotic Composi-Lok®

MAC FASTENERS

Standard Screws Product Placement



Aircraft Skin
Dovetail Recess Screws
Bulkheads
AN, NAS and MS Bolts
Systems and Payloads
NAS Screws
Interiors
AN, NAS and MS Screws
Structural
MS Bolts
Engines
AS Std 12-Point Bolts

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Auxiliary Power Unit Fuel Inerting Pallet Fuel Manifolds Fixtures A/C System Housing Fuel System Components Hydraulic System Housings TriMas Aerospace Overview Martinic Product Placement 20 TriMas Aerospace is well-positioned on the interior and exterior of current and future aircraft.

Industry Overview

Boeing and Airbus Build Rates Note: Total numbers shown above include selected Boeing and Airbus platforms. Source: ICF International presentation from October 2015. Build rate growth every year with a step function in 2017. Platforms 2012A 2013A 2014A 2015E 2016E 2017E 2018E A320 447 493 490 478 355 255 85 A320-Neo – – – 6 150 320 490 A350XWB – – 1 18 66 96 115 A380 30 25 30 32 32 24 24 Total Selected Airbus 477 518 521 534 603 695 714 737NG 411 440 485 504 504 382 202 737-Max – – – – – 182 422 777 / 777-X 83 98 99 100 100 80 70 787 46 65 114 120 120 144 144 Total Selected Boeing 540 603 698 724 724 788 838 Total Selected Platforms 1,017 1,121 1,219 1,258 1,327 1,483 1,552 YOY Build Rates 10.2% 8.7% 3.2% 5.5% 11.8% 4.7% • Aircraft manufacturer backlogs at record highs • Projected build rates used for capacity planning • TriMas Aerospace products are designed in on future high growth platforms 22

Key Platforms for TriMas Aerospace

TriMas

Tables below represent most significant platforms for TriMas Aerospace:

Civil	
A320	++
A350	++
A380	+
B737	+++
B747	+
B777	++
B787	+++

Military	
F-18	- -
C-17	- - -
F-35A	+


737

- The "+" or "-" and number of each, is illustrative of future sales opportunity based on a combination of future build rates and TriMas Aerospace fastener content per aircraft
- For example, the B787 has increasing build rates and high TriMas Aerospace content, while the B747 has lowering build rates but high TriMas Aerospace content

TriMas Aerospace is positioned for growth.

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Other Industry Trends • Robotic assembly – blind bolts are preferred approach for automated aircraft assembly and one-sided installations • Shift to composite – more content on several newer, composite aircraft programs compared to legacy programs • Inventory reductions at distributors and OEMs consolidating multiple inventory locations into one – short-term reductions, but healthy for long- term • Continued supply base rationalization by OEM customers – positive for TriMas Aerospace with a broader product portfolio • Customer purchasing decisions are shifting away from procurement groups to engineering teams – higher-specification products benefit Several industry trends will be positive for the longer-term. 24

Key Strategies – Growth and Margin Improvement

• Grow with projected increase in build rates • Leverage one aerospace platform – expand with existing customers and products • Expand and develop products ‒ Current products (share, new applications) ‒ New products (standards, innovate) • Acquire complementary companies Growth Strategies Many opportunities to outgrow projected aircraft build rates. 26

Leverage One Aerospace Platform

TriMas

Complementary Products

Lower — **Complexity and Price** → *Higher*

MAC FASTENERS	ALLFAST FASTENING SYSTEMS	MONOGRAM AEROSPACE FASTENERS	MARTINIC ENGINEERING™
Standard Screws 12-Point Bolts	Solid Rivets Blind Rivets Blind Bolts Temporary Fasteners	Composi-Lok Rotary Blind Bolts OSI Bolts	Complex machined-components for critical aircraft systems

Higher ← **Industry Volume** — *Lower*

Complementary Customers

BOEING, EMBRAER, BOMBARDIER AEROSPACE, Wesco Aircraft, Parker, AIRBUS, 中国商飞 COMAC, SPIRIT AEROSYSTEMS, KLX Aerospace Solutions, UTC Aerospace Systems

Position TriMas Aerospace as the aerospace fastener supplier of choice.

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Examples of success: • Major distributors ‒ Customer annual strategy sessions ‒ Martinic ‒ Allfast • Airbus ‒ Mac Fasteners Leverage One Aerospace Platform Broader product portfolio and increased sales leading to new opportunities. 28

Expand and Develop Products Product differentiation, intellectual property, long development cycles and specification process create barriers to entry. Time to Achieve Share Gain On existing products and applications Application Growth On qualified product on new programs Qualifications Of existing product as a new supplier Innovations Creating new products and promoting them 29

Unique approach to drive the development of new protected products, while collaborating with customers on requested new solutions. ENGINEE R IN G • Engineering support to customers at local plant level as needed • Technical support services to customers • Intellectual property portfolio management RES E AR C H • Market requirements • Market intelligence • Pricing • Product launches • Qualification development • Product positioning T EC H NOLOG Y • New materials • New processes • New equipment The ER&T team incorporates multiple disciplines into one unit – including sales, marketing and engineering. Engineering, Research & Technology Team Expand and Develop Products 30

Near-term Benefits • Addresses immediate customer- focused needs • Connects customer engineers with TriMas Aerospace engineers • Provides additional customer “touchpoints” and customer service • Recommend current products to solve customer problems • Provides direct resources to take advantage of new sales opportunities and quick turnaround solutions Longer-term Benefits Quick technical response and enhanced value for our aerospace customers – will drive longer-term revenue stream with upfront customer input. • Stay ahead of longer-term industry trends • Provides focus in the development of new products and intellectual property (patents and trademarks) • Generates additional revenue with new found applications • Creates opportunities to take additional market share Expand and Develop Products Engineering, Research & Technology Team 31

Expand and Develop Products

TriMas

Existing Product Growth

Product Category	Market Size(1)	Market Share(1)	Opportunity
Collars *(Monogram)*	$190 million	3%	+++
Solid Rivets *(Allfast)*	$75 million	50%	++
Blind Rivets *(Allfast)*	$150 million	20%	++
12-Point Bolts *(Mac Fasteners)*	$150 million	1%	++
Temporary Fasteners *(Monogram/Allfast)*	$36 million	20%	++
Rotary Blind Bolts *(Monogram)*	$100 million	60%	+
Pull-Type Blind Bolts *(Allfast)*	$33 million	4%	+
Screws *(All)*	$100 million	20%	++
Machined Components *(Martinic)*	Billion +	Very fragmented	+++

Note: Market size represents management's estimate of normalized volume per product category and does not reflect the recent supply chain realignment and reductions.

Significant opportunity to grow within current product sets.

(1) Approximate market sizes and shares based on management estimates.

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Product opportunities for future growth. Product Expansion Market Size Current Share Comp le x it y 2016 2017 2018 Temporary Fasteners Blind Fasteners Solid Rivets Screws Collars Engine Bolts Studs Nuts Inserts Sleeved Pins Expand and Develop Products Fittings Machined Components (not drawn to scale) Next Generation and New Products (not drawn to scale) 33

Complementary Acquisitions

TriMas

Allfast Fastening Systems *(October 2014)*	Parker Hannifin facility acquisition *(November 2015)*	Future Acquisition(s)
• Generational asset to build scale, add management capability and broaden product portfolio • Business significantly integrated into TriMas Aerospace 15 months post acquisition • Expected cost synergies being achieved • Leveraging one TriMas Aerospace platform for further cost and revenue synergies • Recent growth slowed by large distribution customer inventory reductions – margins remain strong	• Strengthens relationship and importance with key customer, while expanding complex machining capability and footprint • Expect strong return on capital, cost synergies and revenue opportunities • Currently being integrated into TriMas Aerospace under the Martinic Engineering brand	• Complementary acquisitions with specified in products • Customer facility certifications and IP protection • Increase content on aircraft and importance to key customers

Expect top and bottom line growth from recent acquisitions – potential for future acquisitions to accelerate growth.

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Margin Expansion Strategies • Execute on profitable growth strategies • Leverage one aerospace platform • Continue implementation of TriMas Operating System TriMas Aerospace is focused on expanding margins – using all the tools and tactics available. 35

Execute on Profitable Growth • Increased sales over existing fixed cost structure will drive higher margins – already invested in much of required capacity • Pricing strategies • More favorable product mix ‒ New collar families have higher margins due to product complexities ‒ Returning to normalized large distribution sales within Allfast ‒ Development of new higher-margin products Growth will provide additional opportunities to improve margins. 36

Leverage One Aerospace Platform • Organization has been restructured – continues to be refined • Sharing of best practices creates additional opportunities • Ability to leverage ‒ Material spend ‒ Indirect labor ‒ Supply chain ‒ Recent examples: tooling, wire, rebuild of equipment and insourced special processing Executing additional cost synergies to drive productivity and higher margins. 37

TriMas Operating System • Implemented the TriMas Operating System (TOS) at all locations • Implementing strategic manufacturing center highlighting all customer requirements • Revamped SIOP (Sales, Inventory and Operating Plan) process • Instituted capacity planning (daily metrics) • Instituted Manage for Daily Improvement (MDI) boards measuring system and make visible • In 2015, trained 12 people as green belts, two as black belts • Created metrics and data driven operations Improve upon best-in-class lead-times, on-time-delivery and quality – will help to improve margins. 38

The Attack on Margin Improvement • Analyzed last eight years of market and plant conditions to create GAP analysis • Set up actions and assigned accountability • Defined measures and analyzed current state versus past state • Defined success Focus on metrics and data driven decisions – driving continuous improvement. • Price • Headcount • Machines • Mix • Variable costs • Utilization • Cycle times • Fixed costs • Lot sizes • Improved cycle time • Reduced labor • Improved tool spend • Improved productivity • Improved headcount • Insourced products • Merged operations in plants • Improved on time delivery • Reduced past due TriMas Operating System 39

Summary

Bridging Segment Profitability • Mid-to-high single-digit sales growth • Profit expansion driven by a mix of organic growth, complementary acquisitions and internal cost initiatives • Half of margin expansion expected from execution of internal TriMas Operating System initiatives • Other half of margin expansion from leveraging expected sales growth over current cost footprint, capturing additional acquisition synergies and from improved product sales mix Execution of business strategies expected to result in significant growth in profit dollars and margin. 41

Aerospace Takeaways Strategic Priorities Be a Workplace of Choice for Great People Drive Profitable Growth Enhance Margins Optimize Resource and Capital Allocations • Leverage combined platform for future growth • Collaborate with customers to develop value-added, innovative products for future aircraft • Ramp-up collar facility by obtaining additional qualifications • Expand current products (share, new applications) • Leverage synergies from acquisitions and one aerospace platform • Drive lean and continuous improvement initiatives using the TriMas Operating System • Execute on profitable growth strategies (leverage, pricing, mix) • Added management horsepower – hired key industry experts • Continue to invest in automated machinery to drive efficiency • Increase returns generated from acquisitions • Drive integrated Aerospace culture across businesses • Leverage communication to encourage collaboration and drive integration • Increase Green and Black Belt training Combination of consistent growth and margin expansion will create value. 42

Key Messages • Positive end market dynamics and trends • Market leader in multiple product areas – capabilities for growth in others • Leveraging broad product portfolio – expanded product portfolio provides scale at customers • Extensive product specification process and intellectual property create barriers to entry • Capturing acquisition synergies – growth and cost • Implemented TriMas Operating System (TOS) – operational efficiencies beginning to take hold TriMas Aerospace is well-positioned for growth and margin expansion. 43

Questions and Answers

Allfast Facility Tour

Facility Tour • Square footage: Building 1 – 118,000 Building 2 – 65,000 • More than 230 employees • Years at location: Building 1 – 35 years Building 2 – 3 years • Two shifts at Allfast: 5:00 AM – 1:30 PM and 1:30 PM – 10:00 PM Main Building 46

Additional Discussion Questions and Answers

Investor Relations Contacts and Events

Investor Relations Contacts

Sherry Lauderback
Vice President, Investor Relations & Communications
Office: (248) 631-5506
sherrylauderback@trimascorp.com

Chrissy Parker
Manager, Investor Relations & Communications
Office: (248) 631-5438
christineparker@trimascorp.com

Corey Coosaia
Executive Assistant, Finance & Investor Relations
Office: (248) 631-5467
coreycoosaia@trimascorp.com

Future Investor Events

March 7 *– Seaport Global Securities 1x1 Industrial Conference – San Francisco*

March 8-10 – *JPM Aviation, Transportation & Industrials Conference – New York*

March 14-16 *– Roth OC Conference – Dana Point, CA*

To be added to our investor distribution lists, please visit our website (www.trimascorp.com). Click on our Investors section, choose Shareholder Tools then Email Alerts. A confirmation email will then be sent. Follow the provided link in order to activate your alerts.

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